
DESSERTS
BAKERY

NASDAQ: LYTS

INVESTOR PRESENTATION

SEPTEMBER 2022

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

COMPANY OVERVIEW

Leading Integrated Lighting and Display Solutions Company

Our Transformation

- Leading vertically integrated commercial indoor/outdoor lighting and display solutions company – strong foundation with entrenched position in growing vertical markets
- Commenced successful business transformation in 2018 under new leadership, led by CEO Jim Clark and highly regarded industry executives
- Transformation led to sale of non-core assets, significant reduction in net leverage, introduction of robust return of capital program and significant organic / inorganic growth in higher margin adjacent markets
- Multi-year focus on migration to higher-value solutions culminated in record FY22 results, highlighted by sustained revenue growth, margin expansion, EBITDA and free cash flow conversion
- Dual-track organic / inorganic growth strategy to support stair-step increase in operating performance and profitability
- Robust return of capital program, including quarterly cash dividend and share repurchase authorization

Our Footprint

Serving Our Marketplace from 11 Manufacturing Locations



Our FY22 Performance(1)

Total Revenue	Adjusted Operating Income	Adjusted EBITDA	Adjusted EBITDA Margin	FYE Net Leverage
+44% y/y	+93% y/y	+66% y/y	+100 bps	2.2x

Multi-Year Business Transformation Positioned LSI to Expand within New, Higher-Margin Growth Markets

(1) Results for the twelve months ended June 30, 2022 as compared to the prior twelve-month period

VERTICAL MARKET FOCUS

Customize Solutions Serving High-Value Applications

Vertical Markets


Automotive
Refueling & C-Store
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse

Market Driven Portfolio

Lighting Solutions

Indoor

- High Bay
- Troffer
- Linear
- Downlights
- Decorative
- Retrofit Kits

Outdoor

- Area
- Canopy
- Garage
- Wall Mount
- Flood
- Bollards

Controls

- Sensors
- Photocontrols
- Dimmers
- Motion Detection
- Bluetooth Systems
- Wireless IoT Systems

Display Solutions

- Printed Graphics
- Structural Graphics
- Facades and Cladding
- Digital Signage
- Menu Board Systems
- Display Fixtures
- Refrigerated Displays
- Custom Display Elements

Services

- Creative Services
- Site Surveys
- Permitting
- Construction / Installation
- Rebrands / Change-Outs
- Content Management
- Post-Implementation

UNIQUELY POSITIONED IN TARGET MARKETS

Our Integrated Solution Includes Design, Production and Installation

Our Competition – Market Generalists

- Conglomerates
- Standard / High Volume
- "Telephone Book" Portfolio
- Convert Focused Specialist to Standard Volume
- Little Unique Differentiation
- Pricing is Main Decision Factor
- Built on Scale / Low-Cost Provider

Our Approach – Area and Sector Specialization

- Vertical / Application Solutions Driven
- End-User Driven Specifications
- Competency with Modification and Customization
- Strong Engineering / Relationship with Channel and End-User
- Our Solutions Enhance our Customers Value Proposition
- Financially More Attractive
- Model Built on Focus
- Highest Value Provider



STRONG CUSTOMER ENGAGEMENT

Target Verticals with End-User Specific Lighting & Display Solutions

Strong Value Proposition

- We provide integrated lighting and display solutions to a growing base of long-tenured customer brands
- Our marketing, technical and program management expertise provide customers with a one-stop solution that is unique in the markets we serve
- Our customer contracts range from 100s to 1,000s of customer locations, often spanning over a multi-year period
- Balanced revenue across both the Lighting and Display Solutions segments, and multiple vertical markets

We Serve Leading Global Brands

SUSTAINED MULTI-YEAR GROWTH

Strong Track Record of Operational and Financial Execution

- Focused growth in higher margin targeted verticals, improved operational execution and disciplined capital deployment
- Invested in commercial and operations initiatives during the pandemic, while improving earnings performance; positioned company for stair-step improvement in profitable growth
- Built higher-quality business as a platform to build a bigger, more profitable business

LSI Fiscal Year (FY) Begins July 1st, Through June 30th

Total Net Sales
($ millions)

+11.4%
3-Year CAGR



$328.9
$305.6
$315.6
$455.1
FY19
FY20
FY21
FY22

Total Adjusted Operating Income

+70.8%
3-Year CAGR



Adj. Operating Income ($MM)
Adj. Operating Margin (%)
1.5%
2.3%
4.1%
5.5%
$5.0
$7.0
$13.0
$25.0
FY19
FY20
FY21
FY22

Total Adjusted EBITDA

+38.3%
3-Year CAGR



Adj. EBITDA ($MM)
Adj. EBITDA Margin (%)
4.0%
5.1%
6.7%
7.7%
$13.3
$15.6
$21.1
$35.1
FY19
FY20
FY21
FY22

Total Adjusted EPS
($ per diluted share)

+152.0%
3-Year CAGR



$0.04
$0.15
$0.36
$0.64
FY19
FY20
FY21
FY22

SUSTAINED MULTI-YEAR GROWTH

Strong Track Record of Operational and Financial Execution

LSI Fiscal Year (FY) Begins July 1st, Through June 30th

- Within Display Solutions segment, new customer wins within QSR, grocery and c-store vertical driving revenue growth
- Within the Lighting segment, exited low-margin, commoditized businesses, while pursuing higher margin applications
- Vertical market focus, together with effective supply chain capabilities and successfully managing selling price/inflation contributed to EBITDA growth and margin expansion

Display Solutions Segment Sales
($ millions)

+33.3%
3-Year CAGR



$93.7
$99.4
$126.6
$221.7
FY19
FY20
FY21
FY22

Lighting Segment Sales
($ millions)

(0.2)%
3-Year CAGR



$235.1
$206.2
$189.0
$233.4
FY19
FY20
FY21
FY22

Display Solutions Segment EBITDA
($ millions)

+68.6%
3-Year CAGR



Display Solutions EBITDA ($MM)
Display Solutions EBITDA Margin (%)
4.9%
7.4%
9.1%
10.0%
$4.6
$7.4
$11.6
$22.2
FY19
FY20
FY21
FY22

Lighting Segment EBITDA
($ millions)

+13.7%
3-Year CAGR



Lighting EBITDA ($MM)
Lighting EBITDA Margin (%)
7.9%
9.0%
10.5%
11.6%
$18.5
$18.5
$19.9
$27.1
FY19
FY20
FY21
FY22

CAPITAL ALLOCATION PRIORITIES

Balanced Approach for Driving Shareholder Value

1 Organic and Inorganic Growth

- Organic – Invest in New Product Development / Innovation, Sales / Marketing Capabilities, Strategic Inventory Investments to Support Market Share Gains
- Inorganic – Pursue Complementarily, Bolt-On Acquisitions in Adjacent Markets that Drive Margin Expansion and Profitable Growth

2 Reduce Net Leverage

- Allocate Free Cash Flow Generation Toward Reduction in Net Leverage Over the Next 24 Months
- Target Net Leverage at or Below 2.0x by Fiscal Year-End 2024

3 Return of Capital

- Committed to Supporting a Regular Quarterly Cash Dividend; Average Return of More than $5 Million Annually Since 2017
- Introduced $15 Million Share Repurchase Authorization in April 2022



THE PATH FORWARD

Bridging to 2025

ENVIRONMENTAL, SOCIAL & GOVERNANCE

Deep Commitment to ESG



Environmental Factors

LSI takes its commitment to the environment very seriously. As demand for electricity continues to increase, our customers and their communities look to us to provide product solutions that help reduce energy consumption, light pollution and associated greenhouse gas emissions.



Social Factors

As America strives to become more energy-efficient, our products allow customers to retrofit and replace their outdated lighting systems, as well as install entirely new LED systems, with technology that benefits society as a whole.



Governance Factors

A key component of our approach to ESG is our Code of Business Ethics and Conduct. This serves as a blueprint for making the right decisions in the best interests of the Company, our customers, communities and shareholders.

Full Sustainability Report Available at www.lsicorp.com

THE PATH FORWARD

Building a Platform of Scale within Higher-Margin Growth Verticals

EXPAND Our Vertical Focus	CHANGE Our Customer Engagement	BUILD Services Business	GROW Through Acquisition
Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments	Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships	Shift from "Client Support" Model to a Scalable End-to-End Service Model	Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments

EXPAND OUR VERTICAL FOCUS

Increase SOW and SAM with Current Customers

Vertical Markets



Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse

EXPAND Share of Wallet	EXPAND Served Available Market	EXPAND Increase Addressable Market
Focused Growth Within our Customer Base by Building Upon Current Relationships and Vertical Knowledge	Expand Partnership Model to New Customers within a Vertical	Expand to New Attractive Verticals that Align with LSI Value Proposition

REFUELING & CONVENIENCE STORE

Lead with Display Solutions and Lighting



CANOPY FASCIA LED ILLUMINATION
ACM FASCIA PRINTED GRAPHICS
3D CANOPY LOGOS LED ILLUMINATION
UNDER CANOPY LED FIXTURES
Valero
COLUMN WRAP GRAPHICS
METAL RISERS
3D FORMED METAL VALENCE GRAPHICS
DISPENSER GRAPHICS BRANDED OVERLAYS REGULATORY DECALS
CANOPY LIGHTING / GRAPHICS



PIZZA
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
DIGITAL MENUS
GRAB-N-GO REFRIGERATION FIXTURES
INDOOR GRAPHICS / FIXTURES



AREA, SOFFIT, & WALL MOUNTED LIGHTING
3D LOGOS LED ILLUMINATION
OUTDOOR GRAPHICS / LIGHTING

GROCERY

Lead with Display Solutions


DIMENSIONAL SIGNAGE & GRAPHICS
TASK & DECORATIVE LIGHTING
FRESH REFRIGERATION FIXTURES
INDOOR DISPLAY FIXTURES


AREA LIGHTING & POLES
PEDESTRIAN & WALL MOUNTED LIGHTING
PARKING LOT


INDOOR LIGHTING
FIND YOUR WINE
HEB.COM/WINE
Online
BEER & WINE
DIMENSIONAL SIGNAGE & GRAPHICS
TEXAS
INDOOR GRAPHICS / LIGHTING

AUTOMOTIVE

Lead with Outdoor Lighting


WALL MOUNTED &
FAÇADE FIXTURES
OUTDOOR VEHICLE
DELIVERY FIXTURES
AREA LIGHTS / POLES
OUTDOOR


HIGH BAY LIGHTING
TASK LIGHTING
SERVICE BAY


ARCHITECTURAL &
TROFFER LIGHTING
GRAPHIC &
DIGITAL
SIGNAGE
SOLUTIONS
SHOWROOM

QUICK SERVE RESTAURANTS (QSR)

Lead with Digital Menu Boards and Lighting


AREA LIGHTS / POLES
WALL MOUNTED & FAÇADE FIXTURES
HOME OF THE WHOPPER
DRIVE THRU
OUTDOOR LIGHTING


DRIVE THRU LIGHTING
DIGITAL SIGNAGE
DIGITAL MENU SERVICE
DRIVE THRU / MENU BOARDS


DIGITAL SIGNAGE & MENU SERVICE
INDOOR LIGHTING
DIMENSIONAL SIGNAGE & GRAPHICS
INDOOR LIGHTING / MENUS

CHANGE OUR CUSTOMER ENGAGEMENT

Migrating Closer Toward the Customer

1. **Engage Beyond The Agent**
2. **Grow Direct Customer Relationships**
3. **Build Knowledge Base Around Customer Requirements**
4. **Leverage Design & Manufacturing Expertise**

Go-Forward End-User Focus

- There is Value in Having Both **Agency** and **Direct** Relationships
- As we Move Higher on the Value Chain with More Specialized Products, **Access to the Customer** is Increasingly Critical
- Customer Access Creates the Ability to **Work Collaboratively**
- New Product Development will Require Us to **Move Closer to the End-User**
- Educate and **Empower our Agent Partners** Through New Sales and Support Tools, Together with Access to Decision Makers at LSI

BUILD A SERVICES BUSINESS

Addresses Customer Pain Point

- Provide a Differentiated Customer Value Proposition
- Margin Shift to Higher Professional Services Profile
- Unique Advantage Over Industry Competitors
- Market Opportunity to Expanded Customer Base to Non-Traditional Segments
- Service Business Scalable via Partnerships

SCALABLE SERVICE MODEL



FUTURE EXPANSION
• Turnkey Installations
• Maintenance Contracts
• ESCO Services
SERVICE BUSINESS
• End-to-End Integrator
NEAR TERM EXPANSION
• Site Installs
• Maintenance
• Expanded Vertical Segments
• Non-Traditional Segment Sales
LSI CURRENT SERVICES
• Project Management
• Surveys
• Installations
• Content Management
• Technical Design

GROW THROUGH ACQUISITION

Focused on Complementary and Adjacent Spaces

Criteria

TARGETS

- Vertical Enhancement
- Vertical Expansion
- Geography
- Adjacent Space

ATTRIBUTES

- Strong Vertical Position
- Market Insulation
- Focused Specialist
- Complementary to Core
- Expanded Capabilities
- Broadens Services

FIT

- Organizational Cultural
- Synergy Opportunity
- Accretive
- Consistent Financials

Stronger Balance Sheet and Enhanced Liquidity Provides Acquisition Flexibility

JSI STORE FIXTURES

JSI is a Leading Provider of Retail Display Solutions to Grocery & C-Store Verticals

Established Market Leader

- **Milo, Maine** corporate headquarters
- **30** years of industry experience
- **4** Facilities throughout North America
- **255,000+** SF of manufacturing space
- **300+** non-union employees

$2.2 Billion Total Addressable Market

Grocery Stores



$1.9 Billion TAM

Complete bundled food equipment product offering to serve the entire perimeter of the store that maintains freshness, promotes food safety and drives customer sales & ROI

Convenience Stores



$330 Million TAM

Leverage bundled food equipment portfolio to further penetrate market and poised for aggressive growth with new and existing customers

Rapidly Growing, High-Margin Manufacturer of Merchandising Solutions

1	**Attractive Market Fundamentals**	Multi-channel growth opportunity in $2.2 billion market that is expected to see continued growth; significant opportunity beyond core grocery end-market
2	**Unique Value Proposition**	Technically-advanced, aesthetically-designed food equipment that drives same-store sales growth and customer loyalty
3	**Long-Term Multi-Channel Customer Relationships**	Long-term, blue-chip core customer base; average tenure of ~15 years among top accounts, with exceptionally high retention rate; significant recent growth into Western U.S and Canada
4	**Integrated Model**	Engineering, design, manufacturing, quality control, compliance and sales are all managed in-house; strategic footprint that serves national clients with on-demand solutions
5	**Credible Track Record**	Experienced management team that has driven consistent revenue growth and margin expansion through new product launches, market share gains, and tuck-in acquisitions

JSI has a Unique Value Proposition with Multiple Organic and Inorganic Growth Opportunities

ESTABLISHED, MULTI-CHANNEL PRODUCT PORTFOLIO

JSI's Innovative Products Maintain Freshness, Promote Food Safety, Drive Traffic

Diversified Based of Large, Long-Tenured National Customer Accounts

- JSI serves **13 of the top 20** pure-play NA grocers
- Average customer tenure is **15 years**
- Organic growth in refrigeration is **innovation-driven**
- **Pharmacy, QSR and foodservice** represent additional adjacent market opportunities

Growth Within Higher-Value Refrigeration



56%
44%
46%
54%
FY20
FY22
Non-Refrigeration
Refrigeration

Established Bundled Food Equipment Product Portfolio


Meat & Deli


Specialty


Grab-N-Go


Millwork


Wine & Spirits


Produce & Perishables


Bakery


Merchandising Foam

Organic Growth in Higher-Margin Refrigeration Revenue Has Contributed to Sustained Margin Expansion

INVESTMENT THESIS

Positioned to Scale Lighting and Display Solutions in Higher-Margin Adjacencies

Driving Profitable Growth

1	**Strong Growth Across Key Metrics.** F4Q22 sales +31% y/y and +16% sequentially (from F3Q22); Adjusted Operating Income +75% y/y to $8.1 million; Adjusted EBITDA +56% y/y to $10.6 million; Adjusted Net Income +81% y/y to $6.0 million
2	**Market Conditions Remain Favorable.** Continue to invest in target market verticals given strong demand fundamentals, resulting in balanced performance across segments; Lighting segment sales +29% y/y; Display Solutions sales +35% y/y
3	**Generating Sustained Margin Expansion.** Vertical market focus and price/inflation alignment resulting in significant margin improvement; Adjusted EBITDA margin rate +130 bps y/y to 8.3%
4	**Improved Free Cash Flow Generation.** Free Cash Flow +200% y/y to $8 million, as increasingly stable supply chain contributed to stable inventory levels, resulting in a higher conversion of earnings to cash
5	**Positive Outlook Entering Fiscal 2023.** Market indicators remain favorable; Lighting segment had a positive book-to-bill in July 2022, with segment backlog 30% above PY levels; Display Solutions activity also favorable, with high proposal activity around new customer programs

PROJECTED FINANCIALS

$500M Sales and Double-Digit EBITDA Margin in 2025

LSI Fiscal Year (FY) Begins July 1st, Through June 30th

- Given strong FY22 results, LSI remains on track to meet or exceed FY25 guidance of $500 million in sales, $50 million of Adjusted EBITDA and 10% EBITDA margins
- Anticipated growth to be achieved through a combination of organic sales growth in higher margin verticals, disciplined cost management and targeted, inorganic growth



Consolidated Projected Sales
($ millions)
$305
$450
$500
2020
2023
2025



Consolidated Adjusted EBITDA / Margin
($ millions)
4.9%
8.0%
10.0%
$15
$36
$50
2020
2023
2025


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the twelve months ended June 30, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of stock compensation expense, acquisition costs, severance costs and restructuring costs are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Net Sales.

CAPITAL ALLOCATION PRIORITIES

Allocating Free Cash Flow Toward Debt Reduction, Return of Capital Initiatives

LSI Fiscal Year (FY) Begins July 1st, Through June 30th

- Generated free cash flow of $8.0 million in Q4FY22, versus $2.7 million in the PY period
- Positive cash flow in second half of fiscal 2022, following ~$20 million inventory investment in first half of the year to support growth
- Reduced net debt outstanding by more than $6 million in Q4FY22
- Ended Q4FY22 with ratio of net debt / TTM Adjusted EBITDA of 2.2x
- Further debt reduction, inventory investments and other return of capital initiatives remain among capital allocation priorities


Free Cash Flow ($MM)
($8.2)
($9.1)
$3.3
$8.0
Q1FY22
Q2FY22
Q3FY22
Q4FY22


Net Debt Outstanding ($M)
$85.7
3.1x Net Debt / TTM Adjusted EBITDA
$83.7
2.7x Net Debt / TTM Adjusted EBITDA
$77.1
2.2x Net Debt / TTM Adjusted EBITDA
Q2FY22
Q3FY22
Q4FY22

Non-GAAP RECONCILIATION

LSI Industries	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [a]	72,204	111,143	110,111	127,470
Operating Income	2,096	4,422	5,161	7,175
Acquisition costs	-	340	21	112
Severance costs	-	-	5	8
Stock compensation expense	415	1,130	780	824
Adjusted Operating Income [b]	**2,511**	**5,892**	**5,967**	**8,119**
Depreciation and amortization	1,920	2,538	2,531	2,494
Adjusted EBITDA [c]	**4,431**	**8,430**	**8,498**	**10,613**
Operating Margin % [b] / [a]	3.5%	5.3%	5.4%	6.4%
Adjusted EBITDA Margin % [c] / [a]	6.1%	7.6%	7.7%	8.3%

Lighting Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [a]	45,740	57,276	57,126	67,786
Operating Income	3,797	4,623	4,959	7,022
Severance costs	-	-	4	5
Stock compensation expense	24	123	104	85
Adjusted Operating Income	**3,821**	**4,746**	**5,067**	**7,112**
Depreciation and amortization	1,566	1,450	1,450	1,429
Adjusted EBITDA [b]	**5,387**	**6,196**	**6,517**	**8,541**
Adjusted EBITDA Margin % [b] / [a]	**11.8%**	**10.8%**	**11.4%**	**12.6%**

Display Solutions Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Net Sales [c]	26,464	53,867	52,985	59,683
Operating Income	1,230	3,837	4,556	5,447
Severance costs	-	-	-	
Stock compensation expense	8	178	101	139
Adjusted Operating Income	**1,238**	**4,015**	**4,657**	**5,586**
Depreciation and amortization	278	1,016	1,021	1,005
Adjusted EBITDA [d]	**1,516**	**5,031**	**5,678**	**6,591**
Adjusted EBITDA Margin % [d] / [c]	**5.7%**	**9.3%**	**10.7%**	**11.0%**

Corporate Segment	Q3 2021	Q2 2022	Q3 2022	Q4 2022
Operating Loss	(2,931)	(4,038)	(4,354)	(5,330)
Acquisition costs	-	340	21	112
Severance costs	-	-	1	3
Stock compensation expense	383	829	575	599
Adjusted Operating Loss	**(2,548)**	**(2,869)**	**(3,757)**	**(4,616)**
Depreciation and amortization	76	72	60	60
Adjusted EBITDA	**(2,472)**	**(2,797)**	**(3,697)**	**(4,556)**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Debt	23,181	10,437	7,919	-	-	-	-	68,178	78,271	86,601	84,958	79,567
Less:												
Cash	1,579	1,248	820	3,517	9,463	13,584	23,528	2,282	2,570	914	1,248	2,462
Net Debt Outstanding	21,602	9,189	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896	75,701	85,687	83,710	77,105

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Net cash flows (used in) provided by operating activities	6,359	14,544	(3,806)	12,615	7,639	5,778	11,217	3,375	(7,889)	(8,654)	3,875	8,975
Purchases of property, plant, and equipment	(355)	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(297)	(448)	(531)	(955)
Proceeds from sale of assets	12,332	-	7,700	118	-	-	-	-	-	-	-	-
Free Cash Flow	**18,336**	**13,780**	**3,475**	**11,532**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,020**
TTM Free Cash Flow	**25,669**	**34,940**	**40,427**	**47,123**	**36,021**	**27,544**	**34,649**	**25,776**	**10,356**	**(4,049)**	**(11,285)**	**(5,924)**
Free Cash Flow, Excluding Asset Sales	**6,004**	**13,780**	**(4,225)**	**11,414**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**	**3,344**	**8,020**
TTM Free Cash Flow, Excluding Asset Sales	**13,337**	**22,608**	**20,395**	**26,971**	**28,201**	**19,726**	**34,531**	**25,776**	**10,356**	**(4,049)**	**(11,285)**	**(5,924)**

Non-GAAP RECONCILIATION

LSI Industries	Q4 2021	Q4 2022	FY 22 (Full Year)	FY 21 (Full Year)
Net Sales [a]	97,017	127,470	455,120	315,612
Gross Margin	22,904	32,458	109,208	78,975
Severance costs	10	-	-	-
Restructuring and plant closure costs (gains)	(16)	-	-	-
Adjusted Gross Margin [b]	**22,898**	**32,458**	**109,208**	**78,975**
Adjusted Gross Margin % [b] / [a]	23.6%	25.5%	24.0%	25.0%

Lighting Segment	Q4 2021	Q4 2022	FY 22 (Full Year)	FY 21 (Full Year)
Net Sales [a]	52,729	67,786	233,449	189,000
Gross Margin	15,313	21,111	70,120	57,004
Severance costs				
Restructuring and plant closure costs (gains)	-			
Adjusted Gross Margin [b]	**15,313**	**21,111**	**70,120**	**57,004**
Adjusted Gross Margin % [b] / [a]	**29.0%**	**31.1%**	**30.0%**	**30.2%**

Display Solutions Segment	Q4 2021	Q4 2022	FY 22 (Full Year)	FY 21 (Full Year)
Net Sales [c]	44,285	59,683	221,671	126,611
Gross Margin	7,608	11,311	39,076	21,988
Severance costs	10			
Restructuring and plant closure costs (gains)	(16)	-	-	-
Adjusted Gross Margin [b]	**7,602**	**11,311**	**39,076**	**21,988**
Adjusted Gross Margin % [b] / [a]	**17.2%**	**19.0%**	**17.6%**	**17.4%**

Corporate Segment	Q4 2021	Q4 2022	FY 22 (Full Year)	FY 21 (Full Year)
Gross Margin	(17)	37	12	(17)
Severance costs	-	-	-	-
Restructuring and plant closure costs (gains)	-	-	-	-
Adjusted Gross Margin	**(17)**	**37**	**12**	**(17)**

Non-GAAP RECONCILIATION

LSI Industries	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	1,046	7,175	21,201	8,030
Severance costs and Restructuring	9	8	11	26
Stock Compensation	660	823	3,289	1,976
Acquisition Costs	2,938	112	472	2,938
Operating Income - Adjusted	4,653	8,118	24,973	12,970

Lighting Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	3,809	7,022	20,942	13,328
Severance costs and Restructuring	9	5	8	11
Stock Compensation	74	85	375	272
Acquisition Costs			-	
Operating Income - Adjusted	3,892	7,112	21,325	13,611

Display Solutions Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	3,669	5,447	17,588	9,864
Severance costs and Restructuring			-	9
Stock Compensation	45	139	502	158
Acquisition Costs			-	
Operating Income - Adjusted	3,714	5,586	18,090	10,031

Corporate Segment	Q4 2021	Q4 2022	Full Year FY 22	Full Year FY 21
Operating Income - Reported	(6,415)	(5,330)	(17,342)	(15,146)
Severance costs and Restructuring		3		6
Stock Compensation	541	599	2,412	1,546
Acquisition Costs	2,938	112	475	2,938
Operating Income - Adjusted	(2,936)	(4,616)	(14,455)	(10,656)

Non-GAAP RECONCILIATION

Three Months Ended June 30				(In thousands, except per share data)	Twelve Months Ended June 30			
2022		2021			2022		2021	
	Diluted EPS		Diluted EPS	Reconciliation of net income to adjusted net income		Diluted EPS		Diluted EPS
$ 5,176	$ 0.18	$ 198	$ 0.01	Net income as reported	$ 15,032	$ 0.54	$ 5,868	$ 0.21
744	0.03	485	0.02	Stock compensation expense	2,594	0.09	1,497	0.05
88	-	2,161	0.08	Acquisition costs	373	0.01	2,161	0.08
-	-	15	-	Severance costs	4	-	32	-
-	-	(13)	-	Restructuring costs	-	-	(11)	-
-	-	468	0.02	Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	-	-	216	0.01
$ 6,008	$ 0.21	$ 3,315	$ 0.12	Net income adjusted	$ 18,003	$ 0.64	$ 9,763	$ 0.36

NOTE: All adjustments are net of tax except for the adjustment of the tax impact from the change in the estimated annual tax rate


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